                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS

     As independent  certified  public  accountants of iDial Networks,  Inc., we hereby  consent to the reference to our firm under the caption  "Experts" and to the use of our report dated July 19, 2001 in the  Registration  Statement  (Form
SB-2) filed with the Securities and Exchange Commission.

                                                  /s/ Kenneth Lieberman CPA, PA.

Coconut Creek, Florida
February 11, 2003